Sandler O'Neill + Partners 2019 East Coast Financial Services Conference November 14, 2019 Christopher Oddleifson - Chief Executive Officer Robert Cozzone - Executive Vice President and Chief Operating Officer

Who We Are • Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $8.9B • Deposits: $9.3B • $AUA: $4.5B • Market Cap: $2.9B • Nasdaq: INDB (2)

Key Messages • Operating earnings and returns at record levels • Healthy loan and core deposit originations • Growing Investment Management business • Expanding footprint in growth markets • Proven integrator of acquired banks • Tangible book value steadily growing * • Improving operating efficiency • Disciplined risk management culture • Deep, experienced management team (3) *See appendix A for reconciliation

Recent Accomplishments • Six consecutive years of record operating earnings** • Fully integrated Blue Hills Bancorp acquisition • Increased presence in Worcester County • Capitalizing on expansion moves in vibrant Greater Boston market • Reached $4.5B in Assets Under Administration • Growth initiatives – online account opening, de novo branches, expanded digital offerings, credit card launch, private banking impetus, senior talent adds (4) • Authorized 1.5M share repurchase program **See appendix B for reconciliation

Expanding Company Footprint % of Market Share INDB Dep. Plymouth County Rank 2019 1 24.1% 33% Norfolk County Rank 2019 3 6.1% 19% Barnstable County (Cape Cod) Rank 2019 4 10.9% 10% Bristol County Rank 2019 7 7.2% 9% Middlesex County Rank 2019 22 1.0% 7% Suffolk County Rank 2019 9 1.2% 14% Dukes County (MV) Rank 2019 2 19.3% 2% Worcester County (5) Rank 2019 20 1.7% 3% Nantucket County Source: SNL Financial; Deposit/Market Share data as of June 30, 2019 Rank 2019 1 39.6% 3%

Strong Fundamentals Driving Performance • Operating ROA: 1.7% (YTD'19)** Net Income ($Mil) $121.6 $117.7 +26% CAGR • Operating ROE: 12.6% (YTD'19)** $115.0 $4.5 $4.40 $87.2 $3.5 $90.0 $76.6 $3.64 • Robust customer activity $3.19 $65.0 $2.90 $2.5 • Strong core deposit base $40.0 $1.5 $15.0 $0.5 • Fee revenues increasing 2016 2017 2018 YTD19 • Low funding costs Net Income Diluted EPS • Low credit loss rates Operating Earnings ($Mil)** $137.1 $129.8 • Improving operating efficiency +27% CAGR $5 $115.0 $4.69 $91.7 $4.24 $4 • Accretive acquisitions $95.0 $80.4 $3.35 $3 $75.0 $3.04 $2 • TBV steadily growing* $55.0 $35.0 $1 (6) $15.0 $0 2016 2017 2018 YTD19 * See appendix A for reconciliation Operating Earnings Operating EPS **See appendix B for reconciliation

Vibrant Commercial Lending Franchise Total Loans $8.9B • Long-term CRE/C&I lender Avg. Yield: 4.93% 3Q 2019 • Strong name recognition in local markets • Increased small business focus Home Eq • Opened LPO in Worcester 13% • Added senior leaders from competitors Resi Mtg 18% • Growing in sophistication • Expanded lending capacity Commercial 69% • Disciplined underwriting (7)

Commercial Diversification Total Commercial Real Estate Portfolio Total C&I Loan Portfolio $4.5B as of 9/30/2019 $1.4B as of 9/30/2019 All Other (12 Sectors): 14.6% All Other 15.8% Accommodation and food services: 4.3% Retail Trade: Residential - Related Administrative Support and 17.4% 28.3%* Waste Mgmt: 5.8% Strip Malls 6.1% Finance and Insurance: 7.3% Hotels/Motels 8.8% Real Estate/ Industrial Warehouse Rental and Manufacturing: 10.0% 10.1% Office Buildings 15.5% Leasing: 16.3% Commercial Buildings 15.4% Construction: 10.2% Wholesale Trade: 14.1% *Includes 1-4 Family, multifamily, Condos and Approved Land CRE C&I ($ Bil.) ($ Bil.) CRE NOO CRE/Capital** $1.6 $1.4 $1.4 $1.2 $1.1 $5.0 $4.5 340% $1.0 $0.9 $0.9 $4.0 $3.3 $3.5 $3.6 320% $0.8 $3.0 315% 300% 306% $0.6 (8) $2.0 290% 280% $0.4 $1.0 260% $0.2 262% $0.0 240% $0.0 2016 2017 2018 3Q19 2016 2017 2018 3Q19 **Non-Owner Occupied Commercial Real Estate divided by Total Capital

Low Cost Deposit Base Total Deposits $9.3B • Sizable demand deposit component 3Q 2019 • <1% of HH's are CD only CDs 16% Demand • Valuable source of liquidity Deposits 30% • Relationship-based approach Savings/Now 34% Money Market • Expanded digital access 20% • Growing commercial base Core Deposits Cost of Deposits ($ Bil.) 0.50 $10.0 100.0% 0.40 0.46% $7.7 $8.0 $6.6 95.0% $5.8 $6.1 0.30 $6.0 90.0% 0.29% 89.9% 90.1% 0.20 $4.0 88.7% 85.0% 0.18% 0.19% $2.0 82.5% 80.0% 0.10 (9) $0.0 75.0% 0.00 2016 2017 2018 3Q19 2016 2017 2018 YTD19 Core Deposits Core to Total

Investment Management: Transformed Into High Growth Business AUAs ($ Mil.) CAGR +17% • Successful business model $4,529 • Growing source of fee revenues $3,613 $2,919 $3,486 • Strong feeder business from Bank 2016 2017 2018 3Q19 • Expanding investment center locations • Adding experienced professionals Revenues ($ Mil.) • Capitalizing on cross-sell opportunity CAGR +10% in acquired bank markets • Exceeded $500 mil. in AUM on Cape $26.2 (10) Cod $21.8 $23.8 $21.1 • Integrating private banking efforts 2016 2017 2018 YTD19

Asset Quality: Well Managed NPLs Other Consumer 0.2% • Disciplined underwriter CRE 3.8% Small Business 0.3% Home Equity 15.5% • Low loss rates • High average FICOs and low C&I 54.2% average LTVs in consumer book Residential 26.0% NPLs Net Charge-offs (Recoveries) ($Mil.) ($Mil.) 6bps $57.4 $60.0 $49.6 $6.0 $45.4 $45.7 0.90% 1bp $3.9 2bps 5bps $50.0 0.96% $4.0 3bps $40.0 $1.1 1bps 0.78% 0.70% $2.0 $0.3 (1)bp $30.0 -1bps 0.66% $0.0 -3bps $20.0 0.50% ($0.6) $10.0 0.51% -$2.0 -5bps $0.0 0.30% 2016 2017 2018 YTD19 2016 2017 2018 3Q19 (11) Net Charge-offs (Recoveries) NPLs ($Mil) NPL/Loan% Loss Rate

Strong Capital Position Cash Dividends Declared Per Share • Strong internal capital generation $1.52 $1.50 $1.28 $1.32 $1.16 • History of healthy dividend increases $1.00 • TBV rising even with multiple acquisitions $0.50 • No storehousing of excess capital $0.00 • Share buyback program in place 2016 2017 2018 YTD19 Book Value Tangible Book Value* $48.95 $33.36 $50 25% $35.0 $28.57 14% $45 $38.23 $30.0 $25.60 $40 $32.02 $34.38 20% $23.45 12% $35 14.58% $25.0 10% $30 12.13% 15% 10.42% 11.22% 11.68% $20.0 9.35% 8% $25 8.47% 8.96% $20 10% $15.0 6% 10.69% 10.83% $15 9.77% 10.04% $10.0 4% $10 5% $5 $5.0 2% $0 0% $0.0 0% 2016 2017 2018 3Q19 2016 2017 2018 3Q19 (12) Book Value Per Share Equity/Assets % TBV Per Share Tier 1 Leverage Tangible Equity/Tangible Assets% * See appendix A for reconciliation

Blue Hills Bancorp Acquisition - April 1, 2019 • Combines two profitable, growing banks • Expands presence in attractive Greater Boston and Nantucket markets • Provides #1 deposit share in MA of any bank HQ'd there • Accretive to both earnings and TBV per share • Fully absorbs added costs of crossing $10B asset mark • Significantly expands resi mortgage platform • Increased scale expedites capturing of growth opportunities (13)

Building Franchise Value Disciplined Acquisitions Slade’s Ferry Benjamin Central Mayflower Peoples Federal Bancorp Franklin Bancorp Bancorp Bancorp Bancshares Mar '08 Apr '09 Nov '12 Nov '13 Feb '15 $630mm Assets $994mm Assets $537mm Assets $243mm Assets $640 mm Assets $411mm Deposits $701mm Deposits $357mm Deposits $219mm Deposits $432mm Deposits 9 Branches 11 Branches 10 Branches 8 Branches 8 Branches Deal Value: $102.2 MM Deal Value: $84.5MM Deal Value: $52.0MM Deal Value: $40.3MM Deal Value: $141.8MM New England Bancorp Island Bancorp MNB Bancorp Blue Hills Bancorp Nov '16 May '17 Nov '18 Apr '19 $276mm Assets $194mm Assets $369mm Assets $2.5B Assets $176mm Deposits $171mm Deposits $278mm Deposits $1.9B Deposits 4 Branches 4 Branches 3 Branches 11 Branches Deal Value: $41.7MM Deal Value: $29.0MM Deal Value: $56.12MM Deal Value: $667.7 MM (14) All Acquisitions Immediately Accretive Deal metrics based on closing price and actual acquired assets

Major Opportunities in Acquired Bank Markets: Capitalizing on Rockland Trust Brand Investment Commercial Banking Management • Sophisticated products • $4.5 billion AUA • Expanded capacity • Wealth/Institutional • In-depth market • Strong referral knowledge network Acquired Bank Customer Bases (15) Retail/Customer • Expanded digital & product offerings • Award-winning customer service • Home equity direct mail program

Sustaining Business Momentum Business Line Focal Points • Expand Market Presence/Recruit Seasoned Lenders • Grow Client Base • Expand Specialty Products, e.g. ABL, Leasing • Lender Development Programs • Continue to Drive Household Growth • Expand Digital Offerings • Optimize Branch Network • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Recruit Senior Professionals • Expand COI Relationships • Scalable Resi Mortgage Origination Platform (16) • Capitalize on New Credit Card Offerings • Continue Aggressive H.E. Marketing

Optimizing Retail Delivery Network Recent optimization decisions include: • Shifting branch distribution • Closed/consolidated 4 • Opened 1 • Added 14: Milford National Acquisition (3 branches-Nov 2018) and Blue Hills Acquisition (11 branches-June 2019) • Added 2 Drive Up ATMs and 2 walk-up ATMs • Expanded use of cash recyclers for more efficient transaction processing • Launched video teller capabilities (New Branch: Dec 2018, walk-up ATM October 2019) (17)

INDB Investments Merits • High quality franchise in attractive markets • Consistent, strong financial performance • Strong organic business volumes • Growing brand recognition • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team • Positioned to grow, build and acquire to drive long-term value creation (18)

Appendix A The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated: 2016 2017 2018 YTD19 Tangible common equity Stockholders' equity (GAAP) $ 864,690 $ 943,809 $ 1,073,490 $ 1,682,324 (a) Less: Goodwill and other intangibles 231,374 241,147 271,355 535,869 Tangible common equity 633,316 702,662 802,135 1,146,455 (b) Tangible assets Assets (GAAP) 7,709,375 8,082,029 8,851,592 11,538,639 (c) Less: Goodwill and other intangibles 231,374 241,147 271,355 535,869 Tangible assets 7,478,001 7,840,882 8,580,237 11,002,770 (d) Common shares 27,005,813 27,450,190 28,080,408 34,366,781 (e) Common equity to assets ratio (GAAP) 11.22% 11.68% 12.13% 14.58% (a/c) Tangible common equity to tangible assets ratio 8.47% 8.96% 9.35% 10.42% (b/d) (Non-GAAP) Book Value per share (GAAP) $ 32.02 $ 34.38 $ 38.23 $ 48.95 (a/e) Tangible book value per share (Non-GAAP) $ 23.45 $ 25.60 $ 28.57 $ 33.36 (b/e) (19)

Appendix B

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP Measures as of the time periods indicated:

	2016		2017		2018		YTD19		
	(Dollars in thousands, except per share data)								
Net income available to common shareholders (GAAP)	$ 76,648	$ 2.90	$ 87,204	$ 3.19	$ 121,622	$ 4.40	$ 117,698	$ 3.64	(a)
Non-GAAP adjustments									
Noninterest income components									
Gain on sale of loans	—	—	—	—	—	—	951	0.03	
Noninterest expense components									
Impairment on acquired facilities	—	—	—	—	—	—	—	—	
Loss on extinguishment of debt	437	0.02	—	—	—	—	—	—	
Merger and acquisition expenses	5,455	0.20	3,393	0.12	11,168	0.40	26,433	0.82	
Total impact of noncore items	5,892	0.22	3,393	0.12	11,168	0.40	25,482	0.79	
Less - net tax benefit associated with noncore items (1)	(2,163)	(0.08)	(1,241)	(0.05)	(2,967)	(0.11)	(6,686)	(0.21)	
2017 Tax Act: revaluation of net deferred tax assets	—	—	1,895	0.07	—	—	—	—	
2017 Tax Act: revaluation of LIHTC investments	—	—	466	0.02	—	—	—	—	
Add - adjustment for tax effect of previously incurred merger and acquisition expense	—	—	—	—	—	—	650	0.02	
Total tax impact	(2,163)	(0.08)	1,120	0.04	(2,967)	(0.11)	(6,036)	(0.19)	
Net operating earnings (Non-GAAP)	$ 80,377	$ 3.04	$ 91,717	$ 3.35	$ 129,823	$ 4.69	$ 137,144	$ 4.24	(b)
Average assets	$ 7,388,674		$ 7,890,765		$ 8,305,174		$ 10,680,080	(c)	
Average equity	$ 812,389		$ 912,984		$ 987,988		$ 1,460,699	(d)	
Return on average assets	1.04%		1.11%		1.46%		1.47% (a annualized/(c))		
Return on average assets on an operating basis	1.09%		1.16%		1.56%		1.72% (b annualized)/(c))		
Return on average common equity	9.43%		9.55%		12.31%		10.77% (a annualized)/(d))		
Return on average common equity on an operating basis	9.89%		10.05%		13.14%		12.55% (b annualized)/(d))		

(1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

INDEPENDENT BANK CORP.

(20)

NASDAQ Ticker: INDB www.rocklandtrust.com Mark Ruggiero – CFO & Chief Accounting Officer Shareholder Relations: (781) 982-6737 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from (21) time to time.